                                                                    Exhibit 10.2


                           AMENDMENT TO MASTER LEASE


     THIS AMENDMENT TO MASTER LEASE ("Amendment") is made effective as of May 1, 1994, by and between WATUMULL ENTERPRISES, LTD., a Hawaii corporation ("Lessor"), and IMMUNEX CORPORATION, a Delaware corporation ("Tenant").

                                 R E C I T A L S

     A. Lessor's predecessor in interest, OTR, an Ohio general partnership ("OTR"), as landlord, and Tenant's predecessor in interest, CORNERSTONE DEVELOPMENT COMPANY, a Washington corporation, as tenant, entered into a Master Lease dated August 20, 1981 with respect to which a Short Form Lease and supplement thereto were recorded under Auditor's File Nos. 8108200503 and 8512241168 in the Department of Records and Elections, King County, Washington ("Master Lease"). The tenant's interest under the Master Lease was assigned to Tenant by an Assignment of Master Lease dated December 17, 1986, that was recorded under Auditor's File No. 8612241292 in the Department of Records and Elections, King County, Washington.

     B. The Master Lease covers the land and building the legal description of which is as follows:

          The Easterly 134 feet of Lots 1 and 2, Block 180, Seattle Tide Lands, in King County, Washington State.

     C. Lessor and Tenant now desire to amend the Master Lease as set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for valuable consideration, receipt and sufficiency of which are hereby acknowledged, Lessor and Tenant agree as follows:

     1. DEFINITIONS. All initially capitalized terms that are not defined in this Amendment shall have the meanings given them in the Master Lease.

     2. TERM. Pursuant to Section 4 of the Master Lease, the term of the Master Lease is hereby extended by a period of 5 years, commencing on August 20, 1995 and expiring on August 19, 2000 ("First Renewal Term").

     3. BASIC RENT. Amending Section 2 of the Master Lease, commencing on May 1, 1994 and during the remainder of the Fixed


Term and the First Renewal Term, the Basic Rent shall be $100,062.80 per month and shall not be subject to increase; provided that, pursuant to Section 4.2 of the Master Lease, the Basic Rent payable during any Renewal Terms after the First Renewal Term shall be determined by adding $105,948.84 to the Basic Rent that would have been payable under the Master Lease without regard to the reduction set forth in this Amendment.

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     4.   RENT CREDIT. Tenant shall be entitled to a rent credit equal to
$374,17S.67 as follows: Lessor shall credit S53,453.67 against each of Tenant's Basic Rent payments for the months of May, June, July, August, September, October and November 1994, so that the Basic Rent payments for those months will equal $46,609.13.

     5. SIGNING BONUS. Within 5 business days after the effective date of this Amendment, Lessor shall pay Tenant $396,500 in cash as a signing bonus.

     6. ROOF REPAIR. Tenant shall repair the roof of the Building, at Tenant's sole cost and expense. The roof repair shall (a) be performed to a first class standard, (b) commence as soon as reasonably possible, and (c) be completed within 9 months after the effective date of this Amendment. Tenant shall make all arrangements for repairing the roof.

     7. ASSIGNMENT: SUBLETTING. Amending Section 21 of the Master Lease, the following new Section 21.2 shall be added:

          21.2 Lessor shall not unreasonably withhold or delay its consent to a proposed assignment or subletting. Lessor may reasonably consider the following criteria in determining whether to grant or deny consent:
          (i) the credit rating of the proposed assignee or subtenant; (ii) the similarity of the proposed use of the Property (or portion thereof) to the use by Tenant; and (iii) the nature, quality, and character of the proposed assignee or sublessee.

8. SAFETY RULES. Tenant represents and warrants to Lessor that all activities on the Property either do not present an unreasonable risk of harm to Tenant's employees or third parties or do not present such a risk to those parties when appropriate safety rules are followed. Tenant represents and warrants to Lessor that Tenant has adopted and will continuously enforce during the term of the Master Lease, as it may be extended, all safety rules necessary to prevent Tenant's employees or third parties from being subjected to an unreasonable risk of harm. This Section 8 is intended to satisfy any obligation of Lessor to prevent harm to third parties imposed by FROBIA V. GORDON, 69 Wn.App. 570
(1993).

     9. EFFECTIVENESS OF LEASE. Except as set forth in this Amendment, all provisions of the Master Lease are hereby affirmed, and shall continue in full force and effect.


LESSOR:                                 TENANT:

WATUMULL ENTERPRISES, LTD.              IMMUNEX CORPORATION




By: /s/Rajan Watumall                   By: /s/Edward V. Fritzky
   -----------------------                 ----------------------------
Name:  Rajan Watumall                   Name:  Edward V. Fritzky
     ---------------------                   --------------------------
Title: President                        Title: Chairman and CEO
      --------------------                    -------------------------

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                              LESSOR ACKNOWLEDGMENT



STATE OF HAWAII     )
                    ) SS:
COUNTY OF HONOLULU  )

     On this 5TH day of MAY, 1994, before me, the undersigned, a Notary Public in and for the State of HAWAII, duly commissioned and sworn, personally appeared Rajan Watumull, to me known to be the person who signed as President of WATUMULL ENTERPRISES, LTD., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the/uses and purposes therein mentioned, and on oath stated that he was duly elected and qualified and acting as said officer of the corporation, that Ryan Watumull was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                          /s/ Stephanie L. Belaski
                          ----------------------------------
                          Printed Name: Stephanie L. Belaski
                                       ---------------------
                          NOTARY PUBLIC in and for the State of Hawaii
                          residing at Honolulu
                          My Commission Expires: 4/24/96
                                                 -------


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                              TENENT ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss:
COUNTY OF KING           )


On this 3RD day of MAY, 1994, before me, the undersigned, a Notary Public in a for the State of WASHINGTON, duly commissioned and sworn, personally appeared EDWARD V. FRITZKY to be known to be the person who signed as CHAIRMAN AND CEO of IMMUNEX CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




                          /s/Laura M. Mulholland
                          ---------------------------------------
                          Printed Name: Laura M. Mulholland
                                       --------------------------
                          NOTARY PUBLIC in and for the State of
                          Washington residing at Edmonds
                          My Commission Expires: 2/9/98
                                                --------


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